OPTION PURCHASE AND ASSIGNMENT AGREEMENT



                  This Option Purchase and Assignment Agreement is entered into between the undersigned purchaser (the "Purchaser"), U.S. Wireless Data, Inc. (the "Company") effective as of __________________, 1998, and Ireland Stapleton Pryor & Pascoe, P.C., (the "Escrow Agent") to evidence the purchase by Purchaser and the sale and assignment by the Company of the Company's option to purchase a total of _________________ shares of the Company's no par value Common Stock (the "Option Shares") from Tillicombe International LDC, a Cayman Island company ("Tillicombe") to Purchaser pursuant to the terms of this Agreement.

                  WHEREAS, the Company owns an option, which is initially exercisable to purchase an aggregate of 367,684 shares of the Company's Common Stock from Tillicombe (the "Tillicombe Shares") at $.25 per Tillicombe Share until midnight on September 30, 1998 (the "Option");

                  WHEREAS, Purchaser desires to acquire such portion of the Option for the number of Option Shares described in the first paragraph above, for the price and under the terms and conditions stated herein (the "Assigned Option");

                  WHEREAS, Tillicombe has deposited the Tillicombe Shares into an escrow account with Ireland Stapleton Pryor & Pascoe, P.C. in Denver, Colorado (the "Escrow Agent") and Tillicombe has authorized the Escrow Agent to act on its behalf in connection with the transfer of the Option Shares to persons such as Purchaser upon exercise of Assigned Options (a fully executed copy of the Assignment Agreement (with Escrow Provisions) (the "Tillicombe Escrow Agreement") by which Escrow Agent has so agreed to act has been provided to Purchaser);

                  WHEREAS, Ireland Stapleton Pryor & Pascoe, P.C., has agreed to act as escrow agent for the transactions described herein; and

                  WHEREAS, Purchaser is an accredited investor as defined under Regulation D of the Rules and Regulations promulgated by the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "1933 Act") and has such knowledge and sophistication in business and financial matters that it is fully capable of evaluating the merits and risks associated with an investment in the Option and the Option Shares;

                  NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by the parties hereto, the parties agree as follows:

1. Purchase and Sale of Option. Purchaser hereby purchases and the Company hereby sells, assigns and transfers unto Purchaser all of the Company's right, title and interest in and to, the Assigned Option, in return for the consideration to be paid in accordance with the terms hereof to the Company as described in Exhibit 1 hereto.

2. Payment of Consideration to Company. Upon execution of this Agreement by Purchaser, Purchaser shall immediately initiate a wire transfer to the Escrow Agent, for the benefit of the Company, in immediately available funds in the amount (in U.S Dollars) set forth on Exhibit 1 hereto (the "Option Assignment Price").

3. Assignment of Option to Purchaser. Upon receipt by the Company of both an executed copy of this Agreement from the Purchaser and the Option Assignment Price, the Company shall immediately evidence assignment of the Assigned Option by executing an Option Assignment for the Assigned Option, in the form attached hereto as Exhibit 2. The Company shall contemporaneously notify the Escrow Agent of the assignment of the Assigned Option to Purchaser by transmitting a copy of the Option Assignment to the Escrow Agent by facsimile, with a concurrent, confirming copy to Purchaser (the "Assignment Notice").

4. Exercise Rights of Purchaser; Expiration Date of Option. Once payment of the Option Assignment Price has been paid to the Company (by deposit of immediately available funds with the Escrow Agent), Purchaser shall be free to exercise the Assigned Option by transmitting an exercise notice in the form attached hereto as Exhibit 3 hereto to the Escrow Agent and concurrently transmitting by wire transfer of immediately available funds the option exercise price of U.S. $0.25 per share for each share being purchased by Purchaser pursuant to exercise of the Assigned Option (the "Option Exercise Price"). The Option Exercise Price may be concurrently wired to the Escrow Agent by Purchaser. Purchaser understands and agrees that the Option can be exercised in minimum amounts of fifty thousand (50,000) shares only, unless and until, following previous assignments made by the Company, there remain less than 50,000 shares subject to the Option, in which case the Company may assign the remaining Option, which may then be exercised by an investor even though less than for 50,000 shares. Upon exercise of the Assigned Option by Purchaser, all rights in the Assigned Option shall be forever extinguished and Purchaser shall thereby acquire only the right to receive the Option Shares as stated in paragraph 5, below. THE ASSIGNED OPTION EXPIRES EFFECTIVE AS OF MIDNIGHT (UNITED STATES MOUNTAIN TIME) ON OCTOBER 5, 1998, AND MUST BE EXERCISED BY PURCHASER (INCLUDING DELIVERY OF THE OPTION EXERCISE PRICE TO THE ESCROW AGENT) PRIOR TO SUCH TIME. IF NOT EXERCISED BY SUCH TIME, ALL RIGHTS UNDER THE ASSIGNED OPTION SHALL AUTOMATICALLY REVERT TO THE COMPANY, AND ALL AMOUNTS PAID BY PURCHASER FOR THE ASSIGNED OPTION SHALL BE FORFEITED BY THE PURCHASER.

5. Delivery of Shares to Purchaser. The Escrow Agent shall within one business day after receipt of the Option Exercise Price, institute payment of the Option Exercise Price to Tillicombe by wire transfer of immediately available funds. Thereafter, upon confirmation that the Option Exercise Price has been received by Tillicombe or its designated agent, the Escrow Agent shall, within one business day of receiving such confirmation, deliver any documentation needed by the transfer agent for the Company's Common Stock, American Securities Transfer & Trust, Inc. ("AST"), located in Denver, Colorado, to allow AST to transfer the Option Shares to Purchaser.

6. Character of Shares Deliverable to Purchaser upon Exercise of the Option. The Option Shares shall be free of any "restricted securities" legend upon issuance to Purchaser, and provided Purchaser is not an "affiliate" of the Company (as such term is defined under United States securities laws), the Option Shares may be immediately resold without restriction of any sort in the public market.

7. Duties and Obligations of the Company and the Escrow Agent; recordkeeping. The Option Assignment (a copy of which shall be delivered to the Escrow Agent as described in paragraph 3, above) shall be the only document delivered to the Purchaser by the Company to evidence the rights of Purchaser in an Assigned Option. As such, the Assigned Option shall be deemed an "uncertificated security" and the Company (based upon information supplied to it by the Escrow Agent and AST) shall maintain appropriate records as to all ownership rights in and to, and exercises of, Assigned Options. All purchases and exercises of Assigned Options and authorizations for delivery of Option Shares shall be effected exclusively through the Escrow Agent.

8. Acknowledgement of Relationship between the Company and the Escrow Agent. Purchaser acknowledges and understands that the Escrow Agent acts as counsel to the Company and that as such, possible conflicts of interest could arise as a result of such relationship. To the extent that any actual conflict of interest arises, Purchaser and the Company understand that the Escrow Agent could be required to resign as Escrow Agent and/or as counsel to the Company, which could delay any transactions pending at the time. Should such a situation arise, the Escrow Agent may take any appropriate action, including interpleading any funds or property in its possession, according to the provisions of Section 5 of the Tillicombe Escrow Agreement. Purchaser further understands and agrees that the purchase of the Assigned Option by Purchaser from the Company is a separate and independent transaction from exercise of the Assigned Option.

9.   Additional  Provisions  Applicable to the Escrow Agent.  The  provisions of
Section 5 of the Tillicombe Escrow Agreement shall be applicable to the parties hereto and the Escrow Agent. Such provisions are incorporated by reference herein the same as if fully set forth.

10. Company's Representations and Warranties. The Company represents and warrants to the Purchaser as follows:

          a. The Company is the owner of the Option, free and clear of all liens and encumbrances.

          b. The Company has full power and authority to enter into this Agreement and the transactions contemplated hereby.

          c. The Company will use its best efforts to assist the Purchaser in obtaining the issuance of certificates representing the Option Shares issuable upon exercise of the Assigned Option within one business day of the date of the delivery of the Option Exercise Price to Tillicombe, as described in Paragraph 5, above.

     10. Purchaser's Representations and Warranties. Purchaser represents, warrants and covenants to the Company that:

          a. Purchaser is sophisticated in business and financial matters and by reason of Purchaser's knowledge and experience in such matters, Purchaser has the capacity to evaluate the merits and risks of the prospective investment in the Option and the Option Shares.

          b. Purchaser is an "accredited" investor within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the "1933 Act").

          c. To the extent Purchaser deemed necessary, Purchaser has consulted with Purchaser's attorney and/or Purchaser's accountant or other advisors regarding all aspects of the proposed investment. Purchaser understands that an investment in the Company's securities involves high risks, including the risk of loss of the entire investment.

          d. Purchaser has adequate means of providing for Purchaser's current needs and possible financial contingencies, and has no need, and anticipates no need in the foreseeable future, to sell the Option. Purchaser is able to bear the economic risks of this investment and, consequently, without limiting the generality of the foregoing, is able to hold the Option for an indefinite period of time and has a sufficient net worth to sustain a loss of the entire investment in the Company in the event such loss should occur.

          e. Purchaser is the sole party in interest as to the Option being acquired by the Purchaser and is acquiring the Option for Purchaser's own account, for investment only and not with a view toward the resale or distribution of the Option.

          f. Purchaser understands that the Option is not registered under the 1933 Act and is a "restricted security" as defined under Rule 144 promulgated under the 1933 Act. The Option may not be resold unless registered under the 1933 Act or an exemption from such registration is available. Purchaser agrees that Purchaser will not attempt to dispose of the Option except in compliance with the 1933 Act.

          g. Purchaser understands that the Company does not intend to issue a certificate evidencing the Assigned Option, but that the Assigned Option, even though in uncertificated form, is subject to the following restrictions:

                  THE ASSIGNED OPTION HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE OR FOREIGN LAW. THIS OPTION MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS (i) THEY SHALL HAVE BEEN REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE AND FOREIGN SECURITIES ACT OR OTHER LAW OR (ii) AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND THE CORPORATION SHALL HAVE BEEN FURNISHED WITH AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION, THAT REGISTRATION OR OTHER COMPLIANCE IS NOT REQUIRED UNDER ANY OF SUCH ACTS OR LAWS.

Should any certificate be issued to evidence the Assigned Option, it will be imprinted with a legend in substantially the foregoing form.

          h. Purchaser understands and agrees that there is no market for the Option and that the Company acts as its own transfer agent and will prohibit any transfer of the Option except in strict compliance with the provisions of this Agreement.

          i. Purchaser understands and agrees that the Assigned Option does not have any "registration" or other rights entitling Purchaser to have the Assigned Option registered under the 1933 Act and that the Assigned Option is an illiquid security which cannot be sold, assigned or otherwise negotiated by Purchaser.

          j. Purchaser has had the opportunity to examine copies of all reports filed by the Company pursuant to the Securities Exchange Act of 1934 (the "1934 Act") and has examined all such 1934 Act reports to the extent desired. Purchaser has also had the opportunity to ask questions of, and receive answers from, qualified representatives of the Company concerning the business and financial condition of the Company and this transaction and all such questions have been answered to Purchaser's satisfaction.

          k. Purchaser understands that the Company is relying upon the accuracy of the representations and warranties of Purchaser contained herein in agreeing to the sale and assignment of the Option to Purchaser.

          l. Purchaser is not and has not ever been an officer, director or holder of greater than 5% of the outstanding shares of the Company, directly or indirectly, not does Purchaser have the direct or indirect ability to control the Company through voting of securities, contract or any other method, nor is investor controlled by or under common control with, the Company, directly or indirectly. Purchaser agrees that he, she or it shall immediately inform the Company of any change in this status at any time prior to exercise of an option or at any time when Purchaser owns any securities of the Company and shall thereafter refrain from disposing of any of the Company's securities until advised that Purchaser may do so in writing by the Company.

          m. Purchaser understands and agrees that the Option is the property of the Company and the Option Shares are the property of Tillicombe, and payment of the Option Assignment Price to the Company is due in full at the time of purchase of the Assigned Option from the Company and payment to Tillicombe is due in full at the time of the exercise of the Assigned Option. The payment obligations to the Company and Tillicombe hereunder are not contingent in any way upon any sale of the Option Shares by Purchaser nor does Purchaser have any agreements, either oral or in writing with the Company to such effect.

11. Notices. Any notices permitted or required to be given under the terms of this Agreement shall be in writing and may be served by certified mail, postage prepaid, return receipt requested, and addressed to the person or entity to be notified at the appropriate address specified below, or by delivering or causing to be delivered any such notice to the person or entity, or by facsimile transmission, addressed to the person or entity to be noticed at said address, provided a copy is placed in the certified mail, postage prepaid, return receipt requested, on the same date as sent by facsimile. Any notice given in any authorized manner shall be effective when actually received, or, if such notice was sent only by certified mail, on the fifth day after it was deposited into the custody of the United States Postal Service, whether actually received by the addressee or not. Addresses may be changed by notice given in the manner provided in this paragraph 11.

The address of the Purchaser and the Company are set forth on the signature page hereto.

The address of the Escrow Agent is as set forth on Exhibit 3.

12.  Miscellaneous.

          a. This Agreement contains the entire agreement between the Purchaser and the Company regarding the purchase and transfer of the Option. Purchaser understands that no person has been authorized to represent anything to the Purchaser which in any way contradicts what is set forth in this Agreement and any such representation cannot be relied upon as having been authorized by the Company.

          b. The provisions of this Agreement may not be modified or waived except in writing signed by the party to be bound by any such modification or waiver.

          c. The provisions of this agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assignees.

          d. The caption headings of the Sections of this Agreement are for convenience only and shall not be considered a part of this Agreement.

          e. Time is of the essence with respect to all performance under this Agreement.

          f. This Agreement is not assignable by the Purchaser absent the written consent of the Company. This Agreement shall be binding on, inure to the benefit of, and be enforceable by and against the parties and their respective heirs, executors, administrators, successors, permitted assigns and legal representatives.

          g. This Agreement shall be interpreted and construed in accordance with, and shall be governed by, the laws of the State of Colorado and the laws of the United States applicable in Colorado, without regard to the choice of law rules of such State.

          h. This Agreement may be executed in multiple counterparts, each of which shall be decreed an original, but all of which together shall constitute one and the same instrument.

          i. Any change, modification, amendment or waiver must be in writing and executed by a person authorized to execute the same in order to be enforceable. No waiver by any party of any condition, or of the breach of any term, provision, or covenant contained in this Agreement in one or more instances shall be deemed to be or construed as a further or continuing waiver of any such condition or the breach of any other term, provision, or covenant.

                  IN WITNESS WHEREOF, the Purchaser and the Company have executed this Option Purchase and Assignment Agreement as of the ____ day of ____________________, 199___.

                  PURCHASER:
                                    -----------------------------------
                 (Print Name)
                                    -----------------------------------
                  (Signature)

                                    Social Security or Tax I.D. Number:
                                    -----------------------------------

                   Address:
                                    ===================================


                                    U.S. WIRELESS DATA, INC.

                                    By:________________________________
                                    Title:______________________________

                   Address:
                                    2200 Powell Street, Suite 450
                                    Emeryville, CA  94608
                                    Attn:  Chief Financial Officer
                                    Telephone:  (510) 596-2025
                                    Facsimile:  (510) 596-2029

                                    EXHIBIT 1


                        CONSIDERATION PAYABLE TO COMPANY



Option Assignment No. ____________
[To be provided by the Company prior to completing this Exhibit]


         The consideration payable to the Company pursuant to paragraph 2 of the Agreement for the Assigned Option shall be:


$________ per Option Share x __________ Option Shares =  U.S.  $


                             Purchaser's Signature:

                                    EXHIBIT 2

                     FORM OF OPTION ASSIGNMENT NOTIFICATION

THE OPTION BEING ASSIGNED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE OR FOREIGN LAW. THIS OPTION MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS (i) THEY SHALL HAVE BEEN REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE AND FOREIGN SECURITIES ACT OR OTHER LAW OR (ii) AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND
THE CORPORATION SHALL HAVE BEEN FURNISHED WITH AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION, THAT REGISTRATION OR OTHER COMPLIANCE IS NOT REQUIRED UNDER ANY OF SUCH ACTS OR LAWS.

OPTION ASSIGNMENT NO.______________________

         FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, U.S. WIRELESS DATA, INC. (THE "COMPANY"), HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO:



WHOSE ADDRESS IS:





ALL OF THE COMPANY'S RIGHT, TITLE AND INTEREST IN AND TO, THE FOLLOWING OPTION TO PURCHASE SHARES OF THE COMPANY'S COMMON STOCK OWNED OF RECORD BY TILLICOMBE INTERNATIONAL LDC:


[State number of shares subject to Option being assigned and Company's identifying information in terms of number of shares subject to Option out of total number of shares subject to Option.]

IN WITNESS WHEREOF, THE UNDERSIGNED HAS EXECUTED THIS OPTION ASSIGNMENT EFFECTIVE AS OF THE _________ DAY OF ________________, 1998, AND SUCH OPTION ASSIGNMENT SHALL BE EFFECTIVE AT ANY TIME FROM THE DATE HEREOF AND CONTINUING UNTIL MIDNIGHT ON OCTOBER 5, 1998.

                                                     U.S. WIRELESS DATA, INC.

                                                     By:

                                     Title:

                                    EXHIBIT 3

                          OPTION EXERCISE NOTIFICATION

TO:      Ireland, Stapleton, Pryor & Pascoe, P.C.
         Escrow Agent
         1675 Broadway, Suite 2600
         Denver, CO  80202
         Attn:  John G Lewis, Esq.
         Telephone  (303) 623-2700
         Facsimile  (303) 623-2062

         The undersigned Purchaser, as the holder of an Assigned Option from U.S. Wireless Data, Inc. (the "Company") to purchase shares of the Company's No Par Value Common Stock presently owned of record by Tillicombe International LDC, described by the Company as:

ASSIGNED OPTION NO.                          (the "Assigned Option"),

hereby exercises the Assigned Option and tenders herewith the Option Exercise

Price of $___________ (U.S. $.25 x Number of Shares Subject to Assigned Option),

effective as of this _________ day of _______________________, 1998.

You are hereby authorized and directed to cause the shares of Common Stock issuable upon exercise of the Assigned Option to be registered in the name of:



and to be delivered as follows:




                                   PURCHASER:


                                   [Signature]


                                  [Print Name]



                                                     [Signature Guarantee]